UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2005

Owens & Minor, Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-9810	54-1701843
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 Cox Road, Glen Allen, Virginia	23060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (804) 747-9794

(former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 1, 2005, the Registrant issued a press release regarding its financial results for the fourth quarter and year ended December 31, 2004. The Registrant is furnishing this 8-K and the press release attached hereto as Exhibit 99.1 pursuant to Item 2.02 of Form 8-K.

Item 8.01. Other Events.

On January 31, 2005, the Registrant completed an acquisition of Access Diabetic Supply, LLC, a distributor of diabetic supplies, as more fully described in the press release furnished hereunder and attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release by Registrant on February 1, 2005 (furnished pursuant to Item 2.02).

99.2	Press Release by Registrant on February 1, 2005 (furnished under Item 8.01)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS & MINOR, INC.

Date: February 1, 2005	By:	/s/ Grace R. den Hartog
	Name:	Grace R. den Hartog
	Title:	Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press Release by Registrant on February 1, 2005 (furnished pursuant to Item 2.02).

99.2	Press Release by Registrant on February 1, 2005 (furnished under Item 8.01)